Interim Condensed Balance Sheets - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021
Current Assets:
Cash and cash equivalents	$ 12,926	$ 1,649
Restricted cash	221	200
Trades accounts receivable		87
Other current assets	808	472
Total current assets	13,955	2,408
Non-current Assets:
Operating lease right of use asset	1,294	1,433
Fixed assets, net	494	570
Total Non-current assets	1,788	2,003
Total assets	15,743	4,411
Current Liabilities:
Trade payables	129	139
Current operating lease liability	277	299
Other accounts payable	1,116	1,114
Total current liabilities	1,522	1,552
Non-current operating Lease Liability	945	1,221
Total liabilities	2,467	2,773
Temporary equity:
Preferred A shares		9,965
Shareholders’ equity:
Ordinary shares	46	25
Additional paid-in-capital	62,817	35,987
Accumulated deficit	(49,587)	(44,339)
Total shareholders’ equity (deficit)	13,276	(8,327)
Total liabilities and shareholders’ equity	$ 15,743	$ 4,411